Exhibit 99.1

Insulet Announces Private Offering of Convertible Senior Notes

ACTON, Mass., September 3, 2019 — Insulet Corporation (NASDAQ:PODD) (Insulet or the Company), a leader in tubeless insulin pump technology with its Omnipod® Insulin Management System (Omnipod System), today announced its intention to offer, subject to market and other conditions, $660 million aggregate principal amount of convertible senior notes due 2026 (the Notes) in a private placement. Insulet also intends to grant the initial purchasers of the Notes an option to purchase up to an additional $100 million aggregate principal amount of Notes in the private placement.

The Company intends to use a portion of the net proceeds from the Notes offering to pay the cost of the capped call transactions described below and to use the remaining net proceeds, together with cash on hand, (i) to fund the cash portion, if any, of one or more separate and individually negotiated transactions with one or more holders of the Company’s existing 1.25% Convertible Senior Notes due 2021 (the 2021 Notes) pursuant to which the Company may repurchase such 2021 Notes on terms to be separately negotiated with each holder, (ii) to satisfy the cash portion, if any, of the Company’s conversion obligations and/or fund the redemption, as applicable, of the 2021 Notes in accordance with the terms of the indenture governing such 2021 Notes, (iii) to pay fees and expenses relating to the offering of the Notes and related transactions and/or (iv) for general corporate purposes. No assurance can be given as to how much, if any, of the 2021 Notes will be repurchased. The terms of any repurchases of the 2021 Notes will depend on several factors including the market price of the Company’s common stock and the trading price of the 2021 Notes at the time of such repurchases. The consideration for any such repurchases may include cash, shares of the Company’s common stock, or a combination thereof. This activity could affect the market price of the Company’s common stock and the initial conversion price of the Notes. The Company expects that holders of the 2021 Notes that sell their 2021 Notes in such repurchases may purchase shares of the Company’s common stock in the market to unwind their hedge positions in connection with such repurchases, which could increase the market price of the Company’s common stock and the initial conversion price of the Notes.

In connection with the pricing of the Notes, the Company expects to enter into capped call transactions with one or more of the initial purchasers or affiliates thereof and/or other financial institutions (the Option Counterparties). The capped call transactions are expected to generally reduce the potential dilutive effect on the Company’s common stock upon any conversion of Notes and/or offset any cash payments the Company is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, the Company expects to enter into additional capped call transactions with the Option Counterparties.

In connection with establishing their initial hedges of the capped call transactions, the Company understands that the Option Counterparties or their respective affiliates expect to enter into various derivative transactions with respect to the Company’s common stock and/or purchase shares of the Company’s common stock concurrently with or shortly after the pricing of the Notes (and, if applicable, the exercise by the initial purchasers of their option to purchase additional Notes). This activity could increase (or reduce the size of any decrease in) the market price of the Company’s common stock or the Notes at that time.

In addition, the Company understands that the Option Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Company’s common stock and/or purchasing or selling the Company’s common stock or other securities of the Company in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so during the valuation period for the capped call transactions, which is expected to occur during the 40 trading day period beginning on the 41st scheduled trading day prior to the maturity of the Notes). This activity could also cause or avoid an increase or a decrease in the market price of the Company’s common stock or the Notes, which could affect the ability of holders to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares and value of the consideration that holders will receive upon conversion of the Notes.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the Securities Act).

The Notes and the common stock, if any, issuable upon conversion of the Notes have not been registered under the Securities Act or any applicable state securities laws. As a result, neither the Notes nor the common stock, if any, issuable upon conversion of the Notes may be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state laws.

This press release does not and will not constitute an offer to sell or a solicitation of an offer to buy any securities nor will there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful under the securities laws of such state. Any offer of the Notes will be made only by means of a private offering memorandum. This press release does not and will not constitute an offer to repurchase the 2021 Notes, nor do the statements herein with respect to the redemption of the 2021 Notes constitute a notice of redemption under the indenture governing the 2021 Notes.

About Insulet Corporation:

Insulet Corporation (NASDAQ: PODD), headquartered in Massachusetts, is an innovative medical device company dedicated to making the lives of people with diabetes and other conditions easier through the use of its Omnipod product platform. The Omnipod Insulin Management System provides a unique alternative to traditional insulin delivery methods. With its simple, wearable design, the disposable Pod provides up to three days of non-stop insulin delivery, without the need to see or handle a needle. Insulet also leverages the unique design of its Pod, by tailoring its Omnipod technology platform for the delivery of non-insulin subcutaneous drugs across other therapeutic areas.

Forward-Looking Statements:

This press release contains forward-looking statements concerning Insulet’s expectations, anticipations, intentions, beliefs or strategies regarding the future, including the offering of the Notes, the option to purchase additional Notes and the use of proceeds from the offering of the Notes. These forward-looking statements are based on Insulet’s current expectations and beliefs concerning future developments and their potential effects on Insulet. There can be no assurance that future developments affecting Insulet will be those that it has anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond Insulet’s control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, and other risks and uncertainties described in Insulet’s Annual Report on Form 10-K, which was filed with the Securities and Exchange Commission in February 2019 in the section entitled “Risk Factors”, and in its other filings from time to time with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should any of these assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Insulet undertakes no obligation to publicly update or revise any forward-looking statements.

© 2019 Insulet Corporation. Omnipod is a registered trademarks of Insulet Corporation. All rights reserved.

Investor and Corporate Communications Contact:

Deborah R. Gordon, 978-600-7717

Vice President, Investor Relations and Corporate Communications

dgordon@insulet.com